EXHIBIT 10.10

[Logo]Regus
Work without boundaries
                                                                 ONEStep Renewal

Date August 7, 2008

Company Name: Quantplus Investments   Location: HONG KONG ShuiOn Plaza - Wanchai

Dear Allen,

It has been our pleasure to have you as a Regus Customer. Since your renewal period is quickly approaching, we wanted to be proactive in reaching out to you with several options to extend your agreement. These options were created based on our understanding of your requirements along with current availability. It is also important to point out that you can achieve additional savings by extending the term of the agreement.

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        Office Number                    12 months                    6 months                     3 Months
                                         Option A                     Option B                     Option C
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
              86                                  14,550.00                    14,800.00                    15,078.00
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Total Monthly HKD                                 14,500.00                    14,800.00                    15,078.00
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Comments
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Monthly Service fee = Internet connection/line = HK $990, Telcom package/line = HK $759 Beverage services/person = HK 250
One time fee = Exit VO & Clean up fee = 3 months x Virtual office = HK $1,700/month + Clean up fee HK $800/workstation
Note: Kindly note that since your existing contract had already terminated, office 286 is available for sell from 1-Sep-08 and is served on a FIRST COME FIRST SERVE basis.
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

Please place an "X" in the shaded box below next to the Option you prefer. If you have received this electronically you can simply email this form back indicating your preferred option, no signature required.

Option A: I agree       [ ] Your greatest savings are always on the longest
                            term.
Option B: I agree       [ ]
Option C: I agree       [X]
I do not wish to renew: [ ]

If no response is received by 12-Aug-08, your agreement(s) will terminate at the end of your current term.

Your renewal will commence on 01-Sept-08. For your convenience, we have attached our complete terms. Additional services that you may require can be selected at any time and are listed in our current services pricing guide and your retainer will be increased to reflect twice your monthly fee.

Thank you for your continued support. We very much value your business.

Regards

Eva Lee

General Manger - Regus ShuiOn Center

(853) 2824 8822/eva.lee@regus.com

Authorized Signer
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/s/ Allen Huie                              China Clean & Renewable Energy, Ltd
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Signature                                   Customer Name

President                                   August 8, 2008
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Title                                       Date